JPMorgan Insurance Trust

JPMorgan Insurance Trust Core Bond Portfolio-1

JPMorgan Insurance Trust Government Bond Portfolio-1

JPMorgan Insurance Trust Balanced Portfolio-1

JPMorgan Insurance Trust Large Cap Growth Portfolio-1

JPMorgan Insurance Trust Equity Index Portfolio-1

JPMorgan Insurance Trust Diversified Equity Portfolio-1

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio-1

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio-1

JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio-1

Supplement dated May 19, 2006 to the Prospectus dated May 1, 2006

On May 18, 2006, in regards to JPMorgan Insurance Trust Large Cap Growth Portfolio (the “LCG Portfolio”) and JPMorgan Insurance Trust Diversified Equity Portfolio (the “Diversified Equity Portfolio” and together with the LCG Portfolio, the “Portfolios”), the Board of Trustees approved, subject to shareholder approval, replacing each of the Portfolio’s investment objectives with new nonfundamental investment objectives that can be changed in the future without shareholder approval. A special meeting of the Portfolios’ shareholders is scheduled to be held on or about September 15, 2006 to vote on the proposed changes to the Portfolios’ investment objectives. Portfolio shareholders of record on the record date, which will be on or about June 30, 2006, will be entitled to vote on these proposals.

If approved by LCG Portfolio shareholders, the LCG Portfolio’s new investment objective would seek long-term capital growth. In addition, if the new investment objective is approved, the LCG Portfolio will change its name, modify its investment strategy and process and change its portfolio management team. One of the results, if all the changes are implemented, will be that the LCG Portfolio will no longer be required to invest, under normal circumstances, at least 80% of its assets in equity securities of large, well-established companies.

If approved by Diversified Equity Portfolio shareholders, the Diversified Equity Portfolio’s new investment objective would seek high total return from a portfolio of selected equity securities. If the new investment objective is approved, the Diversified Equity Portfolio will modify its investment strategy and process, change its benchmark index and change its portfolio management team. The Diversified Equity Portfolio also would primarily focus on securities of mid- and large-capitalization companies, rather than on securities of companies of any capitalization.

JPMorgan Investment Advisors Inc., as investment adviser of each of the Portfolios, has reviewed the performance of the Portfolios and has determined that changing the investment objectives of the Portfolios will provide portfolio management with more flexibility to seek attractive investment opportunities that may offer greater potential for improved Portfolio performance.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-JPMIT-506